July 31, 2013

DREYFUS STOCK FUNDS
– Dreyfus Small Cap Equity Fund

Supplement to Summary and Statutory Prospectuses dated February 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about October 1, 2013, the following information will supersede and replace the second sentence of the first paragraph in “Principal Investment Strategy” in the summary prospectus and “Fund Summary - Principal Investment Strategy” in the prospectus and the second and third paragraphs in “Fund Details - Goal and Approach”:

The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of $50 million and $10 billion. The fund may invest up to 20% of its net assets in securities not considered to be small-cap companies.

0439STK0713